EXHIBIT 10.54

                                    EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT

THIS  REGISTRATION  RIGHTS  AGREEMENT  (the "Agreement"), dated as of August 11,
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2003, by and between New York Health Care, Inc., a New York corporation with its principal  offices in Brooklyn, NY (the "Company"), and NexGen Bacterium, Inc. a
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Panamanian  corporation  with  its  registered  offices  in  Panama City, Panama
("NEXGEN").

The parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, hereby agree as follows:

1.   DEFINITIONS.  The  following  terms  have  the  following  meanings:

(a)  "Act"  means the U.S. Securities Act of 1933, as amended, and the rules and
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     regulations  promulgated  thereunder.

(b)  "Commission"  means  the  Securities  and  Exchange  Commission.
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(c)  "Common  Stock"  means  the Common Stock, par value $0.01 per share, of the
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     Company.

(d)  "Registrable  Securities"  means  any  Shares  (as  defined herein), of the
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     Company  owned  by  NEXGEN.

(e)  "Registration,"  "register"  and like words mean compliance with all of the
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     laws,  ules  and  regulations (federal, state and local), and provisions of agreements and corporate documents pertaining to the public offering of securities, including registration of any public offering of securities on any form under the Act.

(f)  "Shares" means any shares of the $.01 par valve common stock of the Company
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     received  by  NEXGEN  in connection with the August 11, 2003 Asset Purchase
     Agreement  among  The  Bio  Balance  Corp.,  the  Company  and  NEXGEN.

     2. (a) PIGGYBACK REGISTRATION. At any time following the date hereof and prior to the Registration of all of the Shares, and subject to the other provisions of this Agreement, the Company shall advise NEXGEN by written notice at least ten (10) days prior to the filing of any registration statement under the Act by the Company (other than a registration statement on Form S-4, Form S-8 or subsequent similar forms), and will upon the provision of written notice from NEXGEN as described below include in any such registration statement such information as may be required to permit a public offering of the Registrable Securities desired to be registered by NEXGEN. If NEXGEN desires to have its Registrable Securities included in such registration statement, it must so advise the Company in writing within ten (10) days after the date of receipt of the Company's notice of registration, setting forth the amount of Registrable Securities for which registration is requested; provided, however, that if the sole underwriter or


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managing  underwriters  advise the Company that the inclusion in the offering of securities proposed to be sold by NEXGEN would adversely affect the ability of the Company to complete the offering, then the Company shall have the right to reduce the number of shares for which NEXGEN is seeking registration on a pro rata basis with all other selling shareholders seeking registration in any such registration statement. NYHC shall use its best efforts to cause such Statement to be filed and to become effective, and, for a period of six (6) consecutive months from the date such Statement is declared effective by the Commission and to keep current the Prospectus included in such Statement, either through the filing of periodic reports under the Exchange Act, or by filing post-effective amendments to the Statement, so as to permit the public sale of the Shares. NEXGEN acknowledges, however, that prior to executing any sales of the Shares, it will confirm with the Company that the Prospectus included in the Statement is up-to-date and that such Shares may be lawfully sold.

     (b) DEMAND REGISTRATION RIGHTS. In the event that the Shares are excluded from registration as described in 2(a) above (the "initial registration"), the Company will at its own expense file a registration statement at the next earliest practicable date not later than 90 days following completion of that offering and include the Shares (the "Demand Registration"). Such registration statement may be a post effective amendment, registration under Form S-3 or any other registration process available to it under the then existing Commission guidelines. In the event the Demand Registration is not filed by the 90th day following the completion of the offering included in the initial registration, the Company agrees that it will then be in default under the terms of this Agreement. The holder of the Shares shall have all rights and remedies available to him to seek damages as well as to seek specific performance.

     3. INFORMATION TO BE FURNISHED BY NEXGEN. NEXGEN shall furnish to the Company in writing all information within its possession or knowledge required by the applicable rules and regulations of the Commission and by any applicable state securities or blue sky laws concerning NEXGEN, the proposed method of sale or other disposition of the shares of Common Stock being sold by NEXGEN in such offering, and the identity of and compensation to be paid to any proposed underwriter or underwriters to be employed in connection with such offering.

     4. COSTS AND EXPENSES. The Company shall pay all costs and expenses in connection with the Registration under this Agreement; provided, however, that
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NEXGEN  and  the  holder shall bear the fees and expenses of its own counsel and accountants and any selling expenses relating to Registrable Shares registered on behalf of NEXGEN or the holder in connection with such offering, including without limitation, any transfer taxes, underwriting discounts or commissions.

     5. NOTICES. All notices and other communications provided for hereunder must be in writing and shall be deemed to have been given on the same day when personally delivered or sent by confirmed facsimile transmission or on the next business day when delivered by receipted courier service or on the third business day when mailed with sufficient postage, certified mail, return receipt requested, to the following addresses: (a) if to the Company, to The Bio Balance Corp., 16 East 34th Street, New York, NY 10016, Attention Paul Stark, President, and to New York Health Care, Inc., 1850 McDonald Avenue Brooklyn New York 11223, Attention:


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Jerry  Braun,  President;  and  (b) if to NEXGEN, to (insert contact information here) President, or to such other address as it may be changed from time to time on the books of the Company by written notice. Copies of all notices to the Company shall be simultaneously given to William J. Davis, Esq., Scheichet& Davis, P.C., 800 Third Avenue - 29th Floor, New York, NY 10022, fax (212) 371-7634, e-mail william@scheichetdavis.com. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

     6. ENTIRE AGREEMENT; MODIFICATION OF AGREEMENT; CONSENTS. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Changes in or additions to this Agreement may be made and/or compliance with any covenant or condition herein set forth may be omitted only upon written consent of all the parties hereto.
     7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors, transferees and assigns.

     8. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles. The New York state and federal courts in New York shall have jurisdiction over any and all disputes arising out of or relating to this Agreement.

     9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

                                NEW  YORK  HEALTH  CARE,  INC.

                                By:  /s/  Jerry  Braun
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                                Name:  Jerry  Braun
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                                Its:  President,  August  20,  2003
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                                NEXGEN  BACTERIUM,  INC.

                                By:  /s/  Michel  Marechel     Norma  Nuezo
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                                Name:  Michel  Marechal  Norma  Nuezo
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                                Its:  General  Attorneys
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